                      BERNARD CHAUS, INC. AND SUBSIDIARIES

                                                                    EXHIBIT 32.1

                               BERNARD CHAUS, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Bernard Chaus, Inc. (the
"Company") on Form 10-Q for the three months ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o    the Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2006

                                        /s/ Josephine Chaus
                                        ----------------------------------------
                                        Josephine Chaus
                                        Chairwoman of the Board and
                                        Chief Executive Officer